Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 3, 2001, among Antex Biologics Inc., a Delaware corporation (the “Company”), and the parties who have executed this Agreement and whose names appear on Schedule I hereto (each party listed on Schedule I hereto is sometimes individually referred to herein as a “Purchaser” and all such parties are sometimes collectively referred to herein as the “Purchasers”).

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the “Purchase Agreement”).

            The Company and the Purchasers hereby agree as follows:

      1.   Definitions

            Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            “Additional Investment” has the meaning set forth in the Purchase Agreement.

            “Advice” has the meaning set forth in Section 3(n) hereof.

            “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, (i) controls that Person, (ii) is controlled by that Person or (iii) is under common control with that Person. “Control” for purposes of this Agreement, when used with respect to any Person, means the possession, direct or indirect, of the power to cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated”, “controlling” and “controlled” have meanings correlative to the foregoing.

            “AMEX” means the American Stock Exchange.

            “Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday in the State of New York or a day on which banking institutions in the State of New York generally are authorized or required by law or other government action to close.

            “Certificate of Designation” has the meaning set forth in the Purchase Agreement.

            “Commission” means the Securities and Exchange Commission.

            “Common Stock” means the Company’s common stock, par value $.01 per share.

            “Effectiveness Date” means the date on which the Commission declares the Registration Statement effective.

            “Effectiveness Period” has the meaning set forth in Section 2(a) hereof.

            “Event” has the meaning set forth in Section 2(d) hereof.

            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

            “Filing Date” means the date on which the Registration Statement is filed with the Commission, which shall be as soon as practicable, but no later than 30 days, after the closing date of the Additional Investment (as defined in the Purchase Agreement) or August 30, 2001, whichever is earlier.

            “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

            “Indemnified Party” has the meaning set forth in Section 5(c) hereof.

            “Indemnifying Party” has the meaning set forth in Section 5(c) hereof.

            “Initial Registration Statement” has the meaning set forth in Section 2(a) hereof.

            “Liquidity Impairment Payment” has the meaning set forth in Section 2(d) hereof.

            “Losses” has the meaning set forth in Section 5(a) hereof.

            “Majority Holders” means the Holders of more than fifty percent (50%) of the Registrable Securities.

            “Material Condition” has the meaning set forth in Section 3(q) hereof.

            “National Market” means the AMEX, the NASDAQ National Market, the NASDAQ SmallCap Market or the New York Stock Exchange.

            “Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            “Proceeding” means an action, claim, suit, arbitration, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  “Registrable Securities” means the shares of Common Stock issued or issuable upon (i) conversion of the Securities, (ii) payment of dividends in respect of the Securities, (iii) exercise of the Warrants, and (iv) any shares of the Company’s capital stock issued with respect to (i), (ii) or (iii) as a result of any stock split, stock dividend, recapitalization, exchange, anti-dilution adjustment or similar event or otherwise.

            “Registration Statement” means the Initial Registration Statement and any additional registration statements contemplated herein, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

            “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            “Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            “Securities” means the Company’s Series B Convertible Preferred Stock issuable pursuant to the Purchase Agreement and in connection with the Additional Investment.

            “Securities Act” means the Securities Act of 1933, as amended.

            “Special Counsel” means one special counsel to the Holders designated from time to time by the Majority Holders.

            “Stated Value” has the meaning set forth in the Certificate of Designation.

            “Trading Day” shall mean a day on which the National Market on which the Common Stock is listed, traded or quoted is open for trading.

            “Underlying Shares” means the shares of Common Stock issuable upon conversion of the Securities and exercise of the Warrants.

            “Underwritten Registration or Underwritten Offering” means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement, whether on a firm commitment or reasonable efforts basis.

            “Warrants” means the Class E warrants and Class F warrants issuable pursuant to the Purchase Agreement and in connection with the Additional Investment.

      2.   Registration Requirements

            (a)   Filing and Effectiveness Obligations. On or prior to the Filing Date, the Company shall prepare and file with the Commission a Registration Statement (the “Initial Registration Statement”) which shall cover all Registrable Securities for an offering to be made on a continuous basis pursuant to a “Shelf” registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on Form S-1 or any successor form). The Company shall use its reasonable efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the 120th day following the closing date of the Additional Investment (as defined in the Purchase Agreement) or November 28, 2001, whichever is earlier, and to keep such Initial Registration Statement continuously effective under the Securities Act, (subject to Section 3(q)) from the Effectiveness Date until the date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company’s transfer agent to such effect (the “Effectiveness Period”). The number of shares of Common Stock initially included in the Initial Registration Statement shall be no less than 100% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock and assuming the maximum adjustment to the Initial Conversion Price in Section 5(a)(i) of the Certificate of Designation, without regard to any limitation on the Holder’s ability to convert the Securities or exercise the Warrants.

            (b)   [Intentionally Omitted]

            (c)   Underwriter. If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker that will administer the offering shall be selected by the Holders of a majority of the Registrable Securities included in such offering. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.

            (d)   Penalties. If (i) the Initial Registration Statement covering all the applicable Registrable Securities and required to be filed by the Company pursuant to this Agreement is not filed with the Commission on or before the Filing Date, (ii) the Effectiveness

Date does not occur within 120 days of the closing date of the Additional Investment (as defined in the Purchase Agreement) or by November 28, 2001, whichever is earlier or (iii) on any day after the Registration Statement has been declared effective by the Commission (A) sales of all the Registrable Securities required to be included on a Registration Statement cannot be made pursuant to the Registration Statement because of a failure to keep the Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, or to register sufficient shares of Common Stock, but excluding any “black-out periods” pursuant to Section 3(q) hereof or (B) the Common Stock is not listed or included for quotation on a National Market (each such event specified in (i), (ii) and (iii) above, an “Event”), then, as its sole monetary relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available in equity), the Company shall pay to each Holder, upon the occurrence of each such Event, an amount (a “Liquidity Impairment Payment”) equal to the product of (a) the Stated Value, (b) the number of Securities outstanding on the date of the Event, (c) (.015/365) and (d) the actual number of business days that such Event has occurred and is continuing, provided, however, that in determining whether an Event has occurred, there shall be excluded any delays or any inability to sell Registrable Securities that are solely attributable to changes required by the Holders in the Registration Statement with respect to information relating to the Holders, to the failure of the Holders to conduct their review of the Registration Statement pursuant to Section 3(a), or to the failure to include in a Registration Statement Registrable Securities issued or issuable under the Warrants or the Purchase Agreement, unless the Company has failed to timely file an amendment to a Registration Statement or a new Registration Statement. The Company shall pay such Liquidity Impairment Payments to each Holder in cash or, at the Holder’s election, in shares of Common Stock, on the last Business Day of each month during which an Event has occurred and is continuing. For the purposes of this Section 2, the value of the Common Stock shall equal the greater of: (i) the average closing bid price of the Common Stock as reported on the National Market for each of the ten Trading Days immediately preceding the date on which the Liquidity Impairment Payment is due or paid, or (ii) the Stated Value. In the event the Company fails to make a Liquidity Impairment Payment within ten (10) Business Days of the date such Liquidity Impairment Payment is due, such Liquidity Impairment Payment shall bear interest at the rate of 1.0% per month until paid in full.

      3.   Registration Procedures

            In connection with the Company’s registration obligations hereunder, the Company shall:

            (a)   Preparation of Registration Statement. Prepare and file with the Commission on or prior to the Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register the resale of the Registrable Securities on Form S-3, the Registration Statement shall be made on Form S-1 or its successor form)(which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto, unless in connection with an Underwritten Offering) or in connection with an Underwritten Offering hereunder, such other form agreed to by the Company and by the holders of a majority of the Registrable Securities to be covered by such Registration Statement), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than three (3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall, (i) furnish to the Holders, their Special Counsel and any managing underwriters, copies of all such documents for review, and (ii) cause its officers and directors, counsel and independent public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Majority Holders, their Special Counsel or any managing underwriters shall reasonably object within three (3) business days after any such document is so furnished, and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Holders, the Holders’ beneficial ownership of securities of the Company or the Holders’ intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Holders.

            (b)   Amendments. (i) Prepare and file with the Commission, in accordance with the requirements and in the time periods set forth in the Securities Act, such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements as are required to be filed hereunder in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed, if required, pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act, (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as practicable, and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement, and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover 100% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock and assuming the maximum adjustment to the Initial Conversion Price in Section 5(a)(i) of the Certificate of Designation, without regard to any limitation on the Holder’s ability to convert the Securities or exercise the Warrants, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover 100% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock and assuming the maximum adjustment to the Initial Conversion Price in Section 5(a)(i) of the Certificate of Designation, without regard to any limitation on the Holder’s ability to convert the Securities or exercise the Warrants, in each case as soon as practicable, but in any event within twenty (20) Business Days after the necessity therefor arises, unless a majority of the Holders consent to a longer period, which consent shall not be unreasonably withheld. The Company shall use its reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

            (c)   Notifications. Notify the Holders of Registrable Securities to be sold, their Special Counsel, and any managing underwriters, as promptly as possible (and, in the case of (i)(A) below, not less than three (3) days prior to such filing and, in the case of (i)(C) below, not later than the first Business Day after effectiveness) following the day (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) any of the representations and warranties of the Company contained in any agreement (including any Transaction Document, as defined in the Purchase Agreement) contemplated hereby ceases to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) the beginning and end of a black-out period pursuant to Section 3(q).

            (d)   Suspensions. Use its reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (e)   Supplements and Post-Effective Amendments. (i) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that the Registration Statement or the Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) If requested by any managing underwriter or the Holders of a majority of the Registrable Securities to be sold in connection with an Underwritten Offering (A) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (B) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e)(ii) that would, in the written opinion of counsel for the Company (addressed to the Holder’s Special Counsel), violate applicable law.

            (f)   Copies of Prospectus. Promptly deliver to each Holder, their Special Counsel, and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (g)   Blue Sky. Prior to any public offering of Registrable Securities, use its reasonable efforts to register or qualify or cooperate with the selling Holders, any underwriters and their Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

            (h)   Certificates. Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

            (i)   Copies of Registration Statement. Furnish to each Holder, their Special Counsel, and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (j)   Listing. Cause all Registrable Securities relating to such Registration Statement to be listed or quoted on AMEX and any other National Market, if any, on which the securities of the same class issued by the Company are then listed, traded or quoted as and when required pursuant to the Purchase Agreement subject to compliance with AMEX Rule 713(a).

            (k)   Underwriting Agreement. Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and whether or not an underwriting agreement is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested, (ii) in the case of an Underwritten Offering obtain and deliver copies thereof to the managing underwriters, if any, or in the case of non-Underwritten Offerings, if reasonably requested by the selling Holders, obtain and deliver copies thereof to such selling Holders, of opinions of counsel to the Company and updates thereof addressed to each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters, (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, and, in the case of non-Underwritten Offerings, at such time as the selling Holders may reasonably request, obtain and deliver copies to the Holders and the managing underwriters, if any, of “cold comfort” letters and updates thereof from the independent public accountants of the Company (and, if required, any other independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, in form and substance as are customary in connection with Underwritten Offerings, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders, the underwriters, if any, and the Company than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and Holders of a majority of Registrable Securities participating in such Underwritten Offering), and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, their Special Counsel and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(1)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

            (l)   Due Diligence. Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that if any information is determined in good faith by the Company (in writing) to be of a confidential nature at the time of delivery of such information, then prior to delivery of such information, the Company and the Holders shall enter into a confidentiality agreement reasonably acceptable to the Company and the Holders providing that such information shall be kept confidential, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the Company shall be given notice of any such pending disclosure so that the Company may seek a protective order), (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person, or (iv) such information becomes available to such Person from a source other than the Company and such source is not bound by a confidentiality agreement with the Company.

            (m)   Earnings Statement. Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 3-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts Underwritten Offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

            (n)   Information. The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by law, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi), or 3(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(i), or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

            (o)   Responses to the Commission. The Company agrees to respond fully and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible after the receipt of such comments, regardless of whether such comments are in oral or written form.

            (p)   Confirmation of Effectiveness. Within two (2) Business Days after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.

            (q)   Black-out Periods. Subject to the last sentence of this Section 3(q), the Company may by written notice require that the Holders immediately cease sales of Registrable Securities (for a period not to exceed twenty (20) consecutive days in any one instance and for a period not to exceed forty (40) calendar days in any twelve-month period) pursuant to a Registration Statement at any time that (i) the Company becomes engaged in a business activity or negotiation which is not disclosed in that Registration Statement which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a “Material Condition”). The Company shall not be required to disclose to the Holders which of the reasons specified in (i), (ii) or (iii) above is the basis for requiring a suspension of sales due to the occurrence of a Material Condition. The Company will use its commercially reasonable reasonable efforts to ensure that the use of the Registration Statement may be resumed as soon as it is practicable. The Company may not suspend sales of Registrable

Securities under a Registration Statement pursuant to this Section 3(q) more than two times during any twelve-month period.

            4.    Registration Expenses

                   All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses with respect to filings required to be made with AMEX and each other securities exchange or market on which Registrable Securities are required hereunder to be listed or quoted), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement; provided, however that such fees and expenses shall not include any underwriting discounts and selling commissions applicable to any sale). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, system or market as required hereunder.

            5.    Indemnification

            (a)   Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the directors, officers, agents and employees of such Holder, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys’ fees) and expenses pertaining to any Proceeding (collectively “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements or omissions are based solely upon and in conformity with information regarding such Holder furnished in writing to the Company by such

Holder expressly for inclusion in the Registration Statement, such Prospectus, or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus, or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way) or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities. The Company shall not, however, be liable to any Holder for any Losses with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact in connection with delivery by the Holder of the Prospectus as required by the Securities Act if such statement or omission was made in a preliminary Prospectus and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto) and such Holder received a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in compliance with Section 3(f) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b)   Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents and employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or amendment or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, such Prospectus, or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus (provided that the Company amended any disclosure with respect to the method of distribution upon written notice from the Holders that such section of the Prospectus should be revised in any way); provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld. No Holder shall be liable to the Company for any

Losses with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact in connection with delivery by such Holder of the Prospectus as required by the Securities Act, provided that if such statement or omission was made in a preliminary Prospectus and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto) and such Holder received a copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in compliance with Section 3(f) of this Agreement, then the such Holder shall be liable for such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (c)   Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the reasonable expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All reasonable fees and expenses of the Indemnified Party (including fees and expenses to the extent incurred in connection with investigating or preparing to defend such

Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party, which notice shall be delivered no more frequently than on a monthly basis (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d)   Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

            6.    Miscellaneous

            (a)   Remedies. In addition to being entitled to exercise all rights provided herein or granted by law or in equity, including recovery of damages, the Holders will be entitled to seek an injunction or injunctions to prevent breaches by the Company of the provisions of this

Agreement and to seek to enforce specifically this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter.

            (b)   No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(c) of the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subordinated in all respects to the rights in full of the Holders set forth in Section 2 herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement that are currently in effect. This Agreement, together with the Purchase Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

            (c)   No Piggyback on Registrations. Neither the Company nor any of its securityholders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement and the Company shall not after the date hereof enter into any agreement providing such right to any of its securityholders.

            (d)   [Intentionally Omitted]

            (e)   Amendments and Waivers. The provisions of this Agreement, including the provisions of this section, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Majority Holders; provided, however, that for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder and that does not directly or indirectly affect the rights of any other Holders may be given by the Holder to which such waiver or consent relates. Any amendment or waiver effected in accordance with this Section shall be binding upon each Holder, each future Holder, and the Company. Upon effectiveness of each such amendment or waiver, the Company shall promptly give written notice thereof to the Holders who have not previously consented thereto in writing.

            (f)   Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be in writing and shall be deemed to have been delivered (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 5:30 p.m. EST where such notice is received) or the first business day following such delivery (if received on or after 5:30 p.m. EST where such notice is received); or (c) two business days after deposit with a nationally recognized overnight courier, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Antex Biologics Inc. 300 Professional Drive Gaithersburg, Maryland 20879 Telephone: (301) 590-0129 Facsimile: (301) 590-1252 Attention: V.M. Esposito, Chairman and CEO

With a copy to:

Covington & Burling 1201 Pennsylvania Avenue, N.W. Washington, D.C. 20004 Telephone: (202) 662-6000 Facsimile: (202) 662-6291 Attention: D. Michael Lefever, Esq.

If to the Transfer Agent:

American Stock Transfer and Trust Company 40 Wall Street New York, New York 10005 Telephone: (718) 921-8293 Facsimile: (718) 921-8334 Attention: Isaac Freilich

If to Xmark Fund, Ltd. or Xmark Fund, L.P. to:

Brown Simpson Asset Management, LLC 152 West 57th Street, 21st Floor New York, New York 10029 Telephone: (212) 247-8200 Facsimile: (212) 247-1329 Attention: Peter Greene

With a copy, in the case of Notice to Xmark Fund, Ltd. or Xmark Fund, L.P., to:

Akin, Gump, Strauss, Hauer & Feld, L.L.P. 590 Madison Avenue New York, New York 10022 Telephone: (212) 872-1000

Facsimile: (212) 872-1002 Attention: James Kaye

If to S.A.C. Capital Associates, LLC to:

S.A.C. Capital Advisors, LLC 777 Long Ridge Road Stamford, Connecticut 06902 Telephone: (203) 614-2000 Facsimile: (203) 614-2393 Attention: Peter Nussbaum

If to SDS Merchant Fund, LP to:

One Sound Drive, Second Floor Greenwich, Connecticut 06830 Telephone: (203) 629-8400 Facsimile: (203) 629-0345 Attention: Steve Derby

If to OTATO, L.P. to:

OTA Limited Partnership 1 Manhattanville Road Purchase, New York 10577 Telephone: (914) 694-5857 Facsimile: (914) 694-6342 Attention: Vinny DiGeso

      Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

            (g)   Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Majority Holders. Each Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer or assignment shall be made in accordance with all applicable federal and state securities laws and with the applicable requirements of the Purchase Agreement. The rights to assignment, and the corresponding obligations, shall apply to the Holders (and to subsequent) successors and assigns.

            (h)   Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

            (i)   Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN.

            (j)   Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (k)   Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

            (l)   Titles/Headings. The titles and headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

            (m)   Shares Held by The Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be included in the denominator in determining whether such consent or approval was given by the Holders of such required percentage.

            (n)   Revision of SEC Position on Warrants. In the event the Company determines in good faith that it may be practicable, legal and in the interests of the Company and the Holders to register the exercise of the Warrants so that the Warrant Shares may be freely resold without maintaining an effective registration statement under the Securities Act for resales, the Company and the Holders agree to cooperate in good faith to effect such amendments to this Agreement as may be appropriate to provide that the Company may fulfill its obligations hereunder with respect to the Warrants and the Warrant Shares by maintaining an effective registration statement under the Securities Act covering the exercise of the Warrants rather than the resale of the Warrant Shares.

[Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

Company:

ANTEX BIOLOGICS INC.

By: _______________________
      V. M. Esposito
      Chairman and Chief Executive Officer

Purchasers:

XMARK FUND, LTD.

By: Brown Simpson Asset Management, LLC, its Investment Manager

By: _______________________
      Name:
      Title:

XMARK FUND, L.P.

By: Brown Simpson Capital, LLC, its General Partner

By: _______________________
      Name:
      Title:

S.A.C. CAPITAL ASSOCIATES, LLC

By: _______________________
      Name:
      Title:

SDS MERCHANT FUND, LP

By: _______________________
      Name:
      Title:

OTATO, L.P.

By: _______________________
      Name:
      Title:

SCHEDULE I

Company

Antex Biologics Inc.
300 Professional Drive
Gaithersburg, Maryland 20879
Attn: V.M. Esposito, Chairman and CEO
Fax: (301) 590-1252

Holders:

Xmark Fund, L.P.
152 West 57th Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 247-1329

Xmark Fund, Ltd.
152 West 57th Street, 21st Floor
New York, New York 10019
Attn: Peter Greene
Fax: (212) 247-1329

S.A.C. Capital Associates, LLC
c/o S.A.C. Capital Advisors, LLC
777 Long Ridge Road
Stamford, Connecticut 06902
Attention: Peter Nussbaum
Fax: (203) 614-2393

SDS Merchant Fund, LP
One Sound Drive, Second Floor
Greenwich, Connecticut 06830
Attention: Steve Derby
Fax: (203) 629-0345

OTATO, L.P.
c/o OTA Limited Partnership
1 Manhattanville Road
Purchase, New York 10577
Attention: Vinny DiGeso
Fax: (914) 694-6342

EXHIBIT A

PLAN OF DISTRIBUTION

            Our company is registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by our company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares which will be borne by the selling stockholders. Sales of shares may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on the American Stock Exchange, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the shares, through short sales of shares, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised our company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares by the selling stockholders.

            The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

            The selling stockholders may make these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

            The selling stockholders and any broker-dealers that act in connection with the sale of shares may be “underwriters” within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers or any profit on the resale of the shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

            Because selling stockholders may be “underwriters” within the meaning of Section 2(11) of the Securities Act, the selling stockholders may be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

            Selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

            Upon our company being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

•	the name of each such selling stockholder and of the participating broker-dealer(s);

•	the number of shares involved;

•	the initial price at which such shares were sold;

•	the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable;

•	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

•	other facts material to the transactions.

In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than [500] shares, a supplement to this prospectus will be filed.

EXHIBIT B

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer and Trust Company
40 Wall Street
New York, New York 10005
Attn.: Isaac Freilich

            Re:    Antex Biologics Inc.

Ladies and Gentlemen:

      We are counsel to Antex Biologics Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders its Series B Convertible Preferred Stock (the “Securities”) convertible into shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), and Class E warrants (the “Class E Warrants”) and Class F warrants (the “Class F Warrants”)(the Class E Warrants and the Class F Warrants, together the “Warrants”) to acquire shares of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register for resale the Registrable Securities (as defined in the Registration Rights Agreement), consisting of the shares of Common Stock to be issued upon the conversion of the Securities and the exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on _______________, 2001, the Company filed a Registration Statement on Form [S-3/S-1] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC.

Very truly yours, [ISSUER’S COUNSEL]

cc: [LIST NAMES OF HOLDERS]

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